GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class P, Class R and Class R6 Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated June 14, 2019 to the

Prospectuses and Summary Prospectuses,

each dated February 28, 2019, as supplemented to date

Effective July 31, 2019, the Fund’s disclosures are modified as follows:

The following replaces in its entirety the third paragraph under the “Rising Dividend Growth Fund—Summary—Principal Strategy” and “Investment Management Approach—Goldman Sachs Rising Dividend Growth Fund” sections of the Prospectuses and the “Principal Strategy” section of the Summary Prospectuses:

MLP, Energy and Infrastructure Investments

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to the Fund (the “Sub-Adviser”) and manages the Fund’s investments in master limited partnerships (“MLPs”) and energy infrastructure companies (the “MLP, Energy & Infrastructure Sleeve”). The Fund may invest in MLPs and energy infrastructure companies irrespective of the 10/10 Test. The MLP, Energy & Infrastructure Sleeve will generally consist of 15% of the Fund’s Net Assets but will not exceed 20% of Net Assets measured at the time of purchase.

The MLP, Energy & Infrastructure Sleeve will generally invest in midstream energy infrastructure companies and MLPs. Midstream energy infrastructure companies include companies that are engaged in the treatment, gathering, compression, processing, transportation, transmission, fractionation, storage and terminalling of natural gas, natural gas liquids, crude oil, refined products or coal.

The following risk is added in the “Rising Dividend Growth Fund—Summary—Principal Risks of the Fund” section of the Prospectuses and in the “Principal Risks of the Fund” section of the Summary Prospectuses:

Infrastructure Company Risk. Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage. Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete and natural or man-made disasters.

The following replaces in its entirety “DAC’s MLP Investment Philosophy” under the “Investment Management Approach—Principal Investment Strategies—Rising Dividend Growth Fund’s Investment Philosophy” section of the Prospectuses:

DAC’s MLP, Energy and Infrastructure Investment Philosophy:

In managing the Fund’s MLP, Energy & Infrastructure Sleeve, DAC generally seeks to invest in companies that:

⬛	Are committed to distributing profits to shareholders
⬛	Are industry leaders with growing global exposure
⬛	Demonstrate an ability to manage their business with consistent earnings growth in various economic cycles

Under normal conditions, DAC selects stocks for the Fund by seeking companies with strong EBITDA and distributable cash flow growth potential, and generally places special emphasis on those companies that it believes demonstrate:

⬛	Financial stability
⬛	Strong market position with solid pricing power
⬛	Effective management leadership
⬛	Presence in markets with a high barrier to entry

The following is added to the table under the “Risks of the Fund” section in the Prospectuses:

Infrastructure Company Risk	✓

The following risk is added in the “Risks of the Fund” section of the Prospectuses:

Infrastructure Company Risk—Infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations, including costs associated with compliance with and changes in environmental, governmental and other regulations, rising interest costs in connection with capital construction and improvement programs, government budgetary constraints that impact publicly funded projects, the effects of general economic conditions throughout the world, surplus capacity and depletion concerns, increased competition from other providers of services, uncertainties regarding the availability of fuel and other natural resources at reasonable prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies and high leverage.

Infrastructure companies will also be affected by innovations in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist attacks and natural or man-made disasters and other natural risks (including earthquakes, floods, lightning, hurricanes, tsunamis and wind). Infrastructure companies also face operating risks, including the risk of fire, explosions, leaks, mining and drilling accidents or other catastrophic events.

The following replaces in its entirety the first two sentences under the “Appendix A—Additional Information on Portfolio Risks, Securities and Techniques—A. General Portfolio Risks” section of the Prospectuses:

The Funds will be subject to the risks associated with equity investments. “Equity investments” may include common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, MLPs, common shares and preferred shares of energy infrastructure companies, other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments (such as swaps and futures contracts) that have economic characteristics similar to equity securities.

This Supplement should be retained with your Prospectuses and Summary Prospectuses for future reference.

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